Exhibit 99.2

October 2005

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-0482	(513) 534-0983

Quarterly Data	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Ratios (percent)
Return on average assets	1.51	1.63	1.62	0.72	1.95	1.91	1.88	1.93
Return on average equity	16.6	18.1	18.0	7.6	21.1	21.0	19.7	20.1
Average equity as a percent of average assets	9.11	8.98	9.02	9.51	9.21	9.08	9.55	9.61
Net interest margin (a)	3.16	3.29	3.38	3.35	3.42	3.54	3.60	3.54
Efficiency (a)	53.5	52.2	51.6	76.0	47.0	48.8	46.8	49.0
Net losses charged off as a percent of average loans and leases	0.38	0.34	0.40	0.44	0.40	0.43	0.54	0.72
Allowance for loan and lease losses as a percent of loans and leases	1.06	1.09	1.11	1.19	1.23	1.31	1.32	1.33
Allowance for credit losses as a percent of loans and leases	1.16	1.20	1.21	1.31	1.35	1.43	1.45	1.47
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.51	0.51	0.53	0.51	0.48	0.50	0.57	0.61
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.74	0.71	0.73	0.74	0.72	0.73	0.82	0.89
Allowance for loan and lease losses as a percent of nonperforming assets	207.39	212.17	209.01	235.32	253.29	262.83	231.17	218.85
Allowance for loan and lease losses as a percent of underperforming assets	143.44	153.81	151.87	160.20	170.37	179.20	161.76	150.28
Allowance for credit losses as a percent of nonperforming assets	226.99	232.88	228.64	259.05	278.70	286.87	253.92	242.01
Allowance for credit losses as a percent of underperforming assets	157.00	168.83	166.14	176.36	187.47	195.60	177.67	166.19

Common Share Data
Earnings per share	$0.71	$0.75	$0.73	$0.31	$0.84	$0.80	$0.76	$0.78
Earnings per diluted share	0.71	0.75	0.72	0.31	0.83	0.79	0.75	0.77
Cash dividends per common share	0.38	0.35	0.35	0.35	0.32	0.32	0.32	0.29
Book value per share	16.93	16.82	16.04	16.00	16.11	14.97	15.77	15.29
Common shares outstanding, excluding treasury	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301
Market price per share:
High	$43.99	$44.67	$48.12	$52.34	$54.07	$57.00	$60.00	$60.01
Low	36.38	40.24	42.05	45.32	46.59	51.13	53.27	55.47
End of period	36.75	41.17	42.98	47.30	49.22	53.78	55.37	59.10
Price/earnings ratio (b)	14.76	15.77	16.22	17.65	15.68	17.75	18.77	20.59

Supplemental Data
Common dividends declared ($ in millions)	$210	$195	$194	$195	$180	$180	$180	$164
Full-time equivalent employees	21,674	21,594	21,287	19,659	19,061	18,937	18,583	18,899
Banking centers	1,106	1,098	1,092	1,011	1,005	992	960	952
ATMs	1,996	1,994	1,988	1,898	1,872	1,844	1,827	1,905

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Income Statement ($ in millions)

Interest income (FTE)	$1,291	$1,223	$1,153	$1,090	$1,052	$1,009	$999	$998
Interest expense	546	465	394	338	286	238	240	253

Net interest income (FTE)	745	758	759	752	766	771	759	745
Provision for loan and lease losses	69	60	67	65	26	90	87	94
Noninterest income:
Electronic payment processing revenue	187	180	168	173	152	148	148	160
Service charges on deposits	137	132	121	126	134	131	123	125
Mortgage banking net revenue	45	46	41	24	49	61	44	57
Investment advisory revenue	89	91	90	82	88	97	93	85
Other noninterest income	133	144	140	113	126	258	130	104
Operating lease revenue	11	15	20	27	35	44	52	58
Securities gains (losses), net	8	15	14	(78)	16	-	25	2
Foreign exchange income	12	12	13	12	11	10	11	8

Total noninterest income	622	635	607	479	611	749	626	599
Noninterest expense:
Salaries, wages and incentives	285	295	265	266	252	254	245	244
Employee benefits	70	67	82	56	64	66	76	53
Equipment expense	26	25	25	23	22	19	20	21
Net occupancy expense	54	54	54	48	45	47	46	47
Deposit insurance expense	2	2	2	2	2	6	6	6
Operating lease expense	8	10	15	20	24	32	38	44
Other noninterest expense	287	275	262	520	239	318	217	242

Total noninterest expense	732	728	705	935	648	742	648	657

Income from continuing operations before income taxes (FTE)	566	605	594	231	703	688	650	593
Taxable equivalent adjustment	8	8	8	9	9	9	9	10

Income from continuing operations before income taxes	558	597	586	222	694	679	641	583
Applicable income taxes	163	180	181	46	223	231	211	182

Income from continuing operations	395	417	405	176	471	448	430	401
Income from discontinued operations, net of tax (a)	-	-	-	-	-	-	-	41

Net income	395	$417	$405	$176	$471	$448	$430	$442

Net income available to common shareholders (b)	395	$417	$404	$176	$471	$448	$430	$441

Regulatory Capital Data ($ in millions) (c)

Tier 1 capital	$8,023	$7,783	$7,509	$8,522	$8,666	$8,346	$8,394	$8,272
Tier 2 capital	2,016	2,131	2,125	1,654	1,674	1,763	1,727	1,824

Total risk-based capital	$10,039	$9,914	$9,634	$10,176	$10,340	$10,109	$10,121	$10,096

Total risk-weighted assets	$93,074	$91,791	$89,401	$82,633	$80,749	$78,779	$76,587	$74,477

Tier 1 capital ratio	8.62%	8.48%	8.40%	10.31%	10.73%	10.59%	10.96%	11.11%
Total risk-based capital ratio	10.79%	10.80%	10.78%	12.31%	12.81%	12.83%	13.22%	13.56%
Tier 1 leverage ratio	7.93%	7.76%	7.62%	8.89%	9.13%	8.97%	9.23%	9.23%

(a)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 4th quarter 2003.
(b)	Dividends on preferred stock are $.185 million for all quarters presented.
(c)	September 30, 2005 regulatory capital data and ratios are estimated.

Quarterly Data	As of
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Balance Sheet ($ in millions)

Assets
Cash and due from banks	$3,372	$2,781	$2,420	$2,561	$2,313	$2,358	$2,012	$2,359
Available-for-sale securities	22,537	24,647	25,101	24,687	31,557	30,180	30,577	28,999
Held-to-maturity securities	332	307	303	255	254	212	179	135
Trading securities	105	84	128	77	81	97	96	55
Other short-term investments	113	113	1,213	532	384	258	191	268

Total cash and securities	26,459	27,932	29,165	28,112	34,589	33,105	33,055	31,816
Loans held for sale	1,237	783	809	559	452	577	1,661	1,881
Portfolio loans and leases	68,754	66,296	64,902	59,808	58,036	56,679	53,912	52,308

Total loans and leases	69,991	67,079	65,711	60,367	58,488	57,256	55,573	54,189
Allowance for loan and lease losses	(727)	(722)	(717)	(713)	(713)	(744)	(713)	(697)
Bank premises and equipment	1,643	1,581	1,529	1,315	1,233	1,168	1,102	1,061
Operating lease equipment	159	161	224	304	394	525	658	767
Accrued interest receivable	482	451	438	397	416	397	412	408
Goodwill	2,176	2,178	2,167	979	980	979	738	738
Intangible assets	220	231	243	150	157	164	155	195
Servicing rights	417	378	378	352	349	358	283	299
Other real estate owned	52	52	60	63	61	54	57	55
Other assets	3,736	3,839	3,515	3,130	2,411	2,420	2,482	2,423

Total assets	$104,608	$103,160	$102,713	$94,456	$98,365	$95,682	$93,802	$91,254

Liabilities
Deposits:
Demand	$14,294	$14,393	$13,960	$13,486	$12,886	$13,037	$12,374	$12,142
Interest checking	18,169	18,811	19,722	19,481	19,362	19,243	19,376	19,757
Savings	10,437	9,653	9,711	8,310	8,307	7,973	7,391	7,375
Money market	5,855	4,732	4,777	4,321	4,264	2,854	2,995	3,201
Other time	8,867	8,513	8,017	6,837	6,569	6,019	5,978	6,201
Certificates - $100,000 and over	4,195	3,986	3,867	2,121	2,092	2,825	2,569	1,856
Foreign office	3,678	3,089	5,257	3,670	3,380	5,957	4,567	6,563

Total deposits	65,495	63,177	65,311	58,226	56,860	57,908	55,250	57,095
Federal funds purchased	3,548	4,523	2,669	4,714	5,368	3,851	7,501	6,928
Short-term bank notes	-	-	775	775	1,275	1,275	500	500
Other short-term borrowings	6,075	4,972	4,925	4,537	7,330	6,391	7,252	5,742
Other liabilities	3,583	3,641	3,824	3,297	3,364	3,089	3,445	3,259
Long-term debt	16,522	17,494	16,321	13,983	15,128	14,775	10,990	9,063

Total liabilities	95,223	93,807	93,825	85,532	89,325	87,289	84,938	82,587

Shareholders’ Equity
Common and preferred equity	11,038	10,762	10,569	10,507	10,515	10,225	9,989	9,749
Additional minimum pension liability	(4)	(4)	(4)	(64)	(66)	(63)	(63)	(63)
Net unrealized (losses) gains:
Available-for-sale securities	(296)	(107)	(295)	(72)	(125)	(439)	154	(49)
Qualifying cash flow hedges	(17)	(24)	(24)	(33)	(27)	(52)	8	(8)
Treasury stock, at cost	(1,336)	(1,274)	(1,358)	(1,414)	(1,257)	(1,278)	(1,224)	(962)

Total shareholders’ equity	$9,385	$9,353	$8,888	$8,924	$9,040	$8,393	$8,864	$8,667

Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301
Treasury shares held	29,027,013	27,489,033	29,372,355	25,802,702	22,338,801	22,647,649	21,320,048	16,766,390

Quarterly Data
	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Average Balance Sheet ($ in millions)

Assets
Interest-earning assets:
Loans and leases	$68,556	$66,762	$65,076	$59,440	$57,679	$56,325	$54,688	$53,886
Taxable securities	24,013	24,771	24,935	28,379	30,241	29,987	28,854	28,362
Tax exempt securities	787	815	856	866	890	920	995	1,026
Other short-term investments	115	130	328	480	282	266	231	206

Total interest-earning assets	93,471	92,478	91,195	89,165	89,092	87,498	84,768	83,480
Cash and due from banks	2,742	2,822	2,619	2,445	2,265	2,106	2,046	2,044
Other assets	8,207	8,182	7,909	6,171	5,603	5,447	5,828	5,863
Allowance for loan and lease losses	(721)	(717)	(714)	(719)	(748)	(720)	(699)	(771)

Total assets	$103,699	$102,765	$101,009	$97,062	$96,212	$94,331	$91,943	$90,616

Liabilities
Interest-bearing liabilities:
Interest checking	$18,498	$19,267	$19,972	$19,345	$19,570	$19,268	$19,552	$19,303
Savings	9,939	9,697	9,339	8,447	8,212	7,803	7,294	7,700
Money market	5,154	4,755	4,786	4,227	3,542	2,965	3,149	3,388
Other time	8,730	8,286	7,787	6,681	6,539	5,822	5,780	6,086
Certificates - $100,000 and over	4,156	3,946	3,539	2,106	2,459	2,836	2,213	2,170
Foreign office	3,925	3,907	4,340	4,073	3,315	4,488	5,935	5,606
Federal funds purchased	4,001	3,952	4,170	4,880	4,847	6,689	7,192	7,503
Short-term bank notes	-	230	775	1,188	1,275	1,045	500	87
Other short-term borrowings	5,619	5,190	4,933	5,140	7,152	7,441	6,837	6,664
Long-term debt	16,914	17,049	15,604	15,585	15,055	12,317	10,294	9,149

Total interest-bearing liabilities	76,936	76,279	75,245	71,672	71,966	70,674	68,746	67,656
Demand deposits	13,977	13,905	13,484	13,107	12,537	12,251	11,402	11,460
Other liabilities	3,335	3,357	3,172	3,054	2,848	2,840	3,016	2,792

Total liabilities	94,248	93,541	91,901	87,833	87,351	85,765	83,164	81,908
Shareholders’ equity	9,451	9,224	9,108	9,229	8,861	8,566	8,779	8,708

Total liabilities & shareholders’ equity	$103,699	$102,765	$101,009	$97,062	$96,212	$94,331	$91,943	$90,616

Average loans and leases (excluding held for sale)	$67,539	$65,649	$64,269	$58,714	$57,160	$54,960	$52,927	$52,402
Average common shares outstanding:
Basic	553,854,684	553,871,720	556,361,533	560,161,550	560,335,242	560,976,289	563,583,277	568,104,211
Diluted	557,681,044	558,176,454	561,658,848	566,107,746	566,543,043	568,715,944	571,612,473	576,881,193

Quarterly Data	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003
Asset Quality ($ in millions)

Nonaccrual loans and leases	$285	$273	$268	$228	$207	$216	$233	$242
Renegotiated loans and leases	1	1	1	1	3	3	1	8
Other assets, including other real estate owned	65	66	74	74	72	64	74	69

Total nonperforming assets	351	340	343	303	282	283	308	319
Ninety days past due loans and leases	156	129	129	142	137	132	133	145

Total underperforming assets	$507	$469	$472	$445	$419	$415	$441	$464

End of Period Loans and Leases ($ in millions) (net of unearned discount)

Commercial:
Commercial loans	18,596	18,017	17,501	16,058	15,271	15,276	14,548	14,226
Commercial mortgage	9,138	9,091	9,048	7,636	7,644	7,541	7,197	6,894
Commercial construction	5,880	5,590	5,365	4,348	4,077	3,768	3,493	3,301
Commercial leases	3,619	3,537	3,416	3,426	3,357	3,275	3,350	3,264

Subtotal - commercial	37,233	36,235	35,330	31,468	30,349	29,860	28,588	27,685
Consumer:
Consumer mortgage	8,564	7,808	8,208	7,533	6,912	6,416	5,811	5,530
Consumer construction	649	611	557	378	371	340	327	335
Credit card	805	749	790	843	809	779	757	762
Home equity	11,766	11,521	11,101	10,522	10,253	9,849	9,305	8,993
Other consumer loans	9,236	8,343	7,824	7,572	7,585	7,675	8,417	8,436
Consumer leases	1,738	1,812	1,901	2,051	2,209	2,337	2,368	2,448

Subtotal - consumer	32,758	30,844	30,381	28,899	28,139	27,396	26,985	26,504

Total loans and leases	$69,991	$67,079	$65,711	$60,367	$58,488	$57,256	$55,573	$54,189

Average Loans and Leases ($ in millions) (net of unearned discount)

Commercial:
Commercial loans	18,203	17,768	18,073	15,565	15,068	14,724	14,266	13,999
Commercial mortgage	9,095	9,042	8,385	7,617	7,582	7,327	7,034	6,708
Commercial construction	5,700	5,467	4,870	4,247	3,963	3,598	3,414	3,209
Commercial leases	3,537	3,436	3,393	3,333	3,300	3,306	3,241	3,177

Subtotal - commercial	36,535	35,713	34,721	30,762	29,913	28,955	27,955	27,093
Consumer:
Consumer mortgage	8,271	8,453	8,417	7,346	6,631	6,173	5,654	5,927
Consumer construction	624	576	468	378	352	326	332	338
Credit card	778	755	830	827	797	767	758	642
Home equity	11,702	11,325	10,929	10,414	10,060	9,563	9,143	8,881
Other consumer loans	8,868	8,089	7,732	7,581	7,647	8,181	8,429	8,486
Consumer leases	1,778	1,851	1,979	2,132	2,279	2,360	2,417	2,519

Subtotal - consumer	32,021	31,049	30,355	28,678	27,766	27,370	26,733	26,793

Total loans and leases	$68,556	$66,762	$65,076	$59,440	$57,679	$56,325	$54,688	$53,886

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)

Commercial construction loans	$29	$24	$23	$13	$11	$14	$23	$19
Commercial mortgage	53	56	56	51	51	47	48	42
Commercial loans and leases	140	132	132	111	99	107	111	136
Consumer mortgage and construction	31	25	24	24	22	23	25	26
Other consumer loans and leases	33	37	34	30	27	28	27	27

Total nonperforming loans	$286	$274	$269	$229	$210	$219	$234	$250

Credit Charge-Offs ($ in millions)

Gross charge-offs	$(79)	$(76)	$(80)	$(84)	$(72)	$(76)	$(88)	$(115)
Recoveries	15	21	17	19	15	17	17	19

Net losses charged off	$(64)	$(55)	$(63)	$(65)	$(57)	$(59)	$(71)	$(96)